                           ALLONGE TO PROMISSORY NOTE

     THIS ALLONGE, is made as of May 27, 2006, and shall be attached to and made a part of that certain Promissory Note dated May 28, 2005 (the "Note") in the principal amount of $75,000 issued by InterAmerican Acquisition Group Inc. to
InterAmerican Advisors, LLC.

     This Allonge is intended to amend and restate Section 1 of the Note as follows:

     1. Principal. The principal balance of this Note shall be repayable on the earlier of (i) May 27, 2007 or (ii) the date on which the Maker consummates an initial public offering of its securities.

     All of the other terms and conditions of the Note shall continue in full force and effect.

     IN WITNESS WHEREOF, the undersigned has caused this Allonge to be signed by its proper corporate officer as of the day and year first written above.

                                        INTERAMERICAN ACQUISITION GROUP INC.

                                        By: /s/ William C. Morro
                                            ------------------------------------
                                        Name: William C. Morro
                                        Title: Chief Executive Officer

Acknowledged and agreed:

INTERAMERICAN ADVISORS, LLC

By: /s/ William C. Morro
    ---------------------------------
    Name: William C. Morro
    Title: Authorized Signatory